PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY, PLANT AND EQUIPMENT
Schedule of property, plant and equipment, net

Property, plant and equipment, net, consisted of the following (stated in thousands):

	December 31,
	2021	2020
Medical equipment	$347	$588
Computer equipment	43	43
Furniture and fixtures	69	69
Gross property, plant and equipment	459	700
Less: Accumulated depreciation and amortization	(374)	(344)
Property, plant and equipment, net	$85	$356